Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Elements [Abstract]
Summary of Supplemental Cash Flow Information

(In millions)	2016	2015	2014
Net cash provided by operating activities included:
Interest paid (net of amounts capitalized)	$213	$13	$3
Income taxes paid	4	—	—
Non-cash investing and financing activities:
Net transfers of property, plant and equipment from materials and supplies inventories	$(3)	$5	$1
Contribution - common units issued(1)	669	—	200
Acquisition:
Fair value of MPLX LP units issued(1)	—	7,326	—
Payable to seller	—	50	—

(1)	See Note 4.

Summary of Changes in Capital Accruals
The Consolidated Statements of Cash Flows exclude changes to the Consolidated Balance Sheets that did not affect cash. The following is the change of additions to property, plant and equipment related to capital accruals:

(In millions)	2016	2015	2014
(Decrease) increase in capital accruals	$(22)	$27	$11